UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-6001

Oppenheimer Global Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2018

Item 1. Reports to Stockholders.

Semiannual Report	3/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Global Opportunities Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country (AC) World Index
6-Month	25.02%	17.82%	4.71%
1-Year	40.85	32.75	14.85
5-Year	21.65	20.21	9.20
10-Year	13.83	13.16	5.57

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a return of 25.02% during the reporting period, significantly outperforming the MSCI All Country World Index (the “Index”), which returned 4.71%. The Fund outperformed the Index in 10 out of 11 sectors of the Index this period. The Health Care sector drove the Fund’s outperformance versus the Index this period, due to strong stock selection. Other top contributors included stock selection in Telecommunication Services and Consumer Staples. The only underperforming sector versus the Index was Consumer Discretionary, where stock selection detracted from performance. Our results were gratifying given the market backdrop, as we had some good results in our equity positions. In addition, although our hedges on the S&P 500 Index and the NASDAQ 100 Index detracted from performance during the overall reporting period, they were additive once volatility reemerged after January 2018.

Our portfolio has some clear sector preferences, which reflect the sorts of ideas that we find appealing. We manage a forward-looking strategy, attuned to the long term technological, cultural and demographic trends of the 21st century. The big ideas of the 20th century are to be found elsewhere. In the Fund, you can see this quite vividly. We have substantial overweight positions to sectors where innovation is proliferating, such as Technology and Health Care.

MARKET OVERVIEW

After closing a strong 2017, markets went somewhat parabolic in January, making a correction of some sort likely, and we got one over the remainder of Q1. There has been a lot of noise in markets of late, and that certainly contributed to the ups and downs of the first quarter. Given the unrealistically low level of volatility we had in 2017, it appears to us that markets are returning more to a state of normalcy than anything else. Valuations, though not necessarily high given the interest rate backdrop, are high relative to history and that makes them more vulnerable to a dose of bad news.

TOP INDIVIDUAL CONTRIBUTORS

The top three performing holdings of the Fund this reporting period were Nektar Therapeutics, Twitter, and CyberAgent.

Nektar Therapeutics Inc. has had a steady stream of good news over the last six months and its share price has more than tripled. During the first quarter of 2018, Nektar announced that they were entering into an agreement with Bristol Myers Squibb Inc. (BMY), to jointly develop NKTR-214 in combination with Opdivo, BMY’s immuno-oncology drug. The deal involves a $1 billion upfront cash payment to Nektar and the purchase of more than 8 million shares of

3        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Nektar by BMY. Any profits from the venture will be split, with Nektar receiving 65% of the proceeds. The share price responded nicely, to say the least. We continue to find significant appeal in Nektar’s prospects.

Twitter was first purchased in the portfolio in February of 2017, after it had declined for over three years to interesting valuation levels. If nothing else, it could be a potential takeover target for a larger player. Twitter has a large platform of engaged users and a very specific market profile, with optionality potential for other services. The company reached profitability for the first time in late 2017. However user growth has slowed and the Twitter management has declared that they do not want to consider bids from any outside purchasers. The share price has risen substantially and we decided to take our profit on the company and exit the position.

CyberAgent, based in Japan, engages in the provision of internet media services and invests in other companies that do the same. The growth in demand for these services in Japan is strong, as it is in the rest of the world. The company reported better than expected earnings results over its fiscal first quarter and the share price reacted favorably.

TOP INDIVIDUAL DETRACTORS

Top detractors from performance this reporting period included Advanced Micro Devices, Iconix Brand Group, and a put option on the S&P 500 Index.

Advanced Micro Devices has been a long-term holding in the portfolio and has been a good performer over the last two years. The reasons are pretty straightforward, their products are becoming more competitive and semiconductor demand has been rising as the technology content of nearly everything deepens, which we expect will continue over the long term. However, late in 2017 the company announced quarterly results that were disappointing versus consensus and the share price has pulled back.

Iconix Brand Group is an owner of the rights to various well-known brands like London Fog, Danskin and Fieldcrest, among others. In October, Walmart announced they were ending their licensing agreement for the Danskin brand, which put Iconix close to violating some of their debt covenants. A sharp drop in its share price followed.

We have hedges on the S&P 500 Index and the NASDAQ 100 Index in place with an eye towards managing risk of heightened and extended volatility. Although these hedges detracted from performance during the overall reporting period, they were additive to performance when volatility picked up over the first quarter of 2018.

STRATEGY & OUTLOOK

We remain largely focused on investments in companies with sizable, transformational growth potential.

4        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

We have no crystal ball, but there are more than a few things which could stimulate a risk off period, including North Korea, trade wars, Syria, the Russia investigation, etc. We don’t believe these are likely to affect our companies 10 years hence. Tariffs are not likely to be applied to a company with a cure for a deadly form of cancer, but it can create some bumps along a path of ownership.

We remain largely focused on investments in companies with sizable, transformational growth potential.

Frank V. Jennings, Ph. D.
Portfolio Manager

5        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Nektar Therapeutics, Cl. A	12.5%
Advanced Micro Devices, Inc.	3.3
Nintendo Co. Ltd.	2.0
PeptiDream, Inc.	1.8
Coherent, Inc.	1.4
Genmab AS	1.4
IQE plc	1.4
H. Lundbeck AS	1.2
Applied Materials, Inc.	1.2
Eurofins Scientific SE	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	47.0%
Japan	12.5
United Kingdom	10.3
Germany	7.6
Denmark	5.0
France	3.1
Italy	2.6
Spain	2.3
Sweden	1.4
Belgium	1.4

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2018, and are based on total market value of investments.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2018, and are based on the total market value of investments.

6        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGIX)	10/22/90	25.02%	40.85%	21.65%	13.83%
Class B (OGGIX)	10/10/95	24.54	39.75	20.68	13.24
Class C (OGICX)	12/1/93	24.54	39.79	20.73	12.98
Class I (OGIIX)	1/27/12	25.28	41.43	22.17	19.09*
Class R (OGINX)	3/1/01	24.86	40.47	21.32	13.49
Class Y (OGIYX)	2/1/01	25.17	41.20	21.94	14.15

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGIX)	10/22/90	17.82%	32.75%	20.21%	13.16%
Class B (OGGIX)	10/10/95	19.54	34.75	20.49	13.24
Class C (OGICX)	12/1/93	23.54	38.79	20.73	12.98
Class I (OGIIX)	1/27/12	25.28	41.43	22.17	19.09*
Class R (OGINX)	3/1/01	24.86	40.47	21.32	13.49
Class Y (OGIYX)	2/1/01	25.17	41.20	21.94	14.15

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI All Country (AC) World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s

7        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Actual	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During 6 Months Ended March 31, 2018
Class A	$ 1,000.00	$ 1,250.20	$ 6.30
Class B	1,000.00	1,245.40	10.68
Class C	1,000.00	1,245.40	10.51
Class I	1,000.00	1,252.80	3.99
Class R	1,000.00	1,248.60	7.70
Class Y	1,000.00	1,251.70	4.89

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.35	5.65
Class B	1,000.00	1,015.46	9.59
Class C	1,000.00	1,015.61	9.44
Class I	1,000.00	1,021.39	3.58
Class R	1,000.00	1,018.10	6.92
Class Y	1,000.00	1,020.59	4.39

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.12%
Class B	1.90
Class C	1.87
Class I	0.71
Class R	1.37
Class Y	0.87

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Shares	Value
Common Stocks—96.5%
Consumer Discretionary—15.8%
Auto Components—1.5%
Brembo SpA	2,000,000	$30,962,480
Cie Plastic Omnium SA	1,500,000	71,911,631
Continental AG	100,000	27,622,508
		130,496,619
Automobiles—0.4%
Ferrari NV	300,000	36,156,000
Diversified Consumer Services—1.0%
Rentokil Initial plc	15,000,000	57,241,368
Sotheby’s1	600,000	30,786,000
		88,027,368
Hotels, Restaurants & Leisure—1.0%
InterContinental Hotels Group plc	797,872	47,843,255
Shake Shack, Inc., Cl. A1	1,000,000	41,630,000
		89,473,255
Household Durables—3.5%
Bang & Olufsen AS1	2,000,000	50,764,423
De’ Longhi SpA	1,000,000	29,760,485
iRobot Corp.[1]	900,000	57,771,000
Nikon Corp.	2,000,000	36,100,578
Rational AG	80,000	50,372,725
SodaStream International Ltd.[1]	1,000,000	91,830,000
		316,599,211
Internet & Catalog Retail—3.4%
AO World plc[1]	20,000,000	32,467,075
ASKUL Corp.	1,600,000	53,488,643
ASOS plc[1]	700,000	68,489,022
boohoo.com plc[1]	20,000,000	41,682,877
Boozt AB1,2,3	3,000,000	26,720,746
Rakuten, Inc.	6,000,000	49,579,043
SRP Groupe SA1,2	500,000	4,820,603
Zalando SE1,2	600,000	32,732,308
		309,980,317
Media—1.6%
CyberAgent, Inc.	1,600,000	83,000,929
Schibsted ASA, Cl. A	900,000	25,273,873
Stroeer SE & Co. KGaA	300,000	20,985,657
Technicolor SA	10,000,000	16,942,472
		146,202,931
Specialty Retail—1.4%
JINS, Inc.	600,000	33,136,535

11        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Specialty Retail (Continued)
Superdry plc	3,000,000	$65,920,490
Urban Outfitters, Inc.[1]	800,000	29,568,000
		128,625,025
Textiles, Apparel & Luxury Goods—2.0%
Brunello Cucinelli SpA	1,500,000	47,150,041
Iconix Brand Group, Inc.[1,3]	6,000,000	6,660,000
Moncler SpA	1,000,000	38,132,382
Mulberry Group plc	500,000	5,435,121
OVS SpA[2]	3,000,000	18,436,170
Pandora AS	600,000	65,038,517
		180,852,231
Consumer Staples—4.4%
Food & Staples Retailing—0.9%
Rite Aid Corp.[1]	50,000,000	84,000,000

Food Products—1.9%
Ebro Foods SA	2,000,000	50,875,952
First Derivatives plc	800,000	40,983,003
Marine Harvest ASA	4,000,000	80,371,578
		172,230,533

Personal Products—1.6%
Ci:z Holdings Co. Ltd.	1,800,000	90,033,511
Ontex Group NV	2,000,000	53,526,113
		143,559,624

Financials—3.0%
Capital Markets—1.1%
Allied Minds plc[1]	10,000,000	14,755,772
IP Group plc[1]	20,785,545	33,457,145
Rothschild & Co.	1,500,000	55,248,704
		103,461,621

Commercial Banks—0.4%
Banco Comercial Portugues SA, Cl. R1	100,000,000	33,540,959

Diversified Financial Services—0.4%
IG Group Holdings plc	3,000,000	33,618,970

Real Estate Investment Trusts (REITs)—0.6%
British Land Co. plc (The)	4,000,000	36,079,732
Unibail-Rodamco SE	100,000	22,890,704
		58,970,436
Real Estate Management & Development—0.5%
Fisher & Paykel Healthcare Corp. Ltd.	3,000,000	28,815,215

12        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value
Real Estate Management & Development (Continued)
Purplebricks Group plc[1]	4,000,000	$17,639,947
		46,455,162
Health Care—29.1%
Biotechnology—7.2%
Abcam plc	1,000,000	17,402,308
Arrowhead Pharmaceuticals, Inc.[1,3]	7,800,000	56,238,000
Bavarian Nordic AS1	800,000	25,158,282
Exact Sciences Corp.[1]	2,500,000	100,825,000
Genmab AS1	600,000	129,170,817
Halozyme Therapeutics, Inc.[1]	1,000,000	19,590,000
Hansa Medical AB1	1,000,000	28,304,850
Innate Pharma SA1	1,000,000	7,071,351
PeptiDream, Inc.[1]	3,000,000	164,167,863
Rigel Pharmaceuticals, Inc.[1]	5,000,000	17,700,000
Sarepta Therapeutics, Inc.[1]	500,000	37,045,000
Seattle Genetics, Inc.[1]	1,000,000	52,340,000
		655,013,471
Health Care Equipment & Supplies—3.8%
Align Technology, Inc.[1]	300,000	75,339,000
Biocartis NV1,2,3	2,600,000	39,126,239
Carl Zeiss Meditec AG	1,000,000	63,856,633
Consort Medical plc[3]	2,856,109	44,881,144
Ion Beam Applications	400,000	8,090,046
Jeol Ltd.	3,660,000	33,792,245
Nevro Corp.[1]	900,000	78,003,000
		343,088,307
Health Care Providers & Services—0.4%
Amplifon SpA	2,000,000	35,668,675

Health Care Technology—1.0%
M3, Inc.	2,000,000	91,615,831

Life Sciences Tools & Services—2.7%
Bruker Corp.	1,400,000	41,888,000
Eurofins Scientific SE	200,000	105,723,472
MorphoSys AG1	900,000	92,058,736
		239,670,208
Pharmaceuticals—14.0%
GW Pharmaceuticals plc, ADR[1]	100,000	11,267,000
H. Lundbeck AS	2,000,000	111,794,817
Merck KGaA	200,000	19,187,012
Nektar Therapeutics, Cl. A1,3	10,594,680	1,125,790,697
		1,268,039,526

13        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Industrials—9.9%
Aerospace & Defense—2.1%
Boeing Co. (The)	300,000	$98,364,000
Hexcel Corp.	700,000	45,213,000
United Technologies Corp.	400,000	50,328,000
		193,905,000
Air Freight & Couriers—0.2%
Expeditors International of Washington, Inc.	250,000	15,825,000

Commercial Services & Supplies—0.6%
Rollins, Inc.	1,000,000	51,030,000

Construction & Engineering—0.7%
Ferrovial SA	3,000,000	62,727,833

Electrical Equipment—2.2%
Emerson Electric Co.	653,224	44,615,199
Nidec Corp.	300,000	46,018,749
OSRAM Licht AG	500,000	36,815,811
Schneider Electric SE	500,000	43,980,433
Sensata Technologies Holding plc[1]	600,000	31,098,000
		202,528,192
Machinery—2.6%
Albany International Corp., Cl. A	400,000	25,080,000
FANUC Corp.	200,000	50,901,732
SLM Solutions Group AG1,3	2,000,000	79,201,324
Spirax-Sarco Engineering plc	464,285	37,531,536
THK Co. Ltd.	1,000,000	41,669,214
		234,383,806
Professional Services—0.9%
Acacia Research Corp.[1]	2,500,000	8,750,000
Bureau Veritas SA	450,000	11,702,300
Intrum Justitia AB	500,000	14,191,965
Teleperformance	300,000	46,550,171
		81,194,436
Trading Companies & Distributors—0.6%
Indutrade AB	2,000,000	51,792,587

Information Technology—30.2%
Communications Equipment—0.6%
Nokia OYJ	10,000,000	55,276,513

Electronic Equipment, Instruments, & Components—5.8%
Basler AG3	200,000	42,631,001
Cognex Corp.	1,200,000	62,388,000
Coherent, Inc.[1]	700,000	131,180,000

14        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value
Electronic Equipment, Instruments, & Components (Continued)
Corning, Inc.	1,000,000	$27,880,000
Dolby Laboratories, Inc., Cl. A	800,000	50,848,000
Littelfuse, Inc.	400,000	83,272,000
Next Biometrics Group AS1,3	987,583	4,842,596
Optex Group Co. Ltd.	1,100,000	27,957,000
Yaskawa Electric Corp.	2,000,000	90,821,752
		521,820,349
Internet Software & Services—1.1%
Alarm.com Holdings, Inc.[1]	400,000	15,096,000
Baozun, Inc., Sponsored ADR[1]	1,000,000	45,880,000
Hortonworks, Inc.[1]	2,000,000	40,740,000
		101,716,000
IT Services—1.9%
Amadeus IT Group SA	400,000	29,570,964
BasWare OYJ[1,3]	1,000,000	53,837,125
FleetCor Technologies, Inc.[1]	200,000	40,500,000
Square, Inc., Cl. A1	1,000,000	49,200,000
		173,108,089
Semiconductors & Semiconductor Equipment—11.2%
Advanced Micro Devices, Inc.[1]	30,000,000	301,500,000
AIXTRON SE1	4,000,000	77,324,651
Applied Materials, Inc.	2,000,000	111,220,000
Cree, Inc.[1]	1,000,000	40,310,000
Disco Corp.	200,000	43,148,280
First Solar, Inc.[1]	1,000,000	70,980,000
Infineon Technologies AG	1,000,000	26,790,028
IQE plc[1,3]	68,505,887	123,808,456
Nordic Semiconductor ASA[1]	3,000,000	17,985,061
ON Semiconductor Corp.[1]	2,000,000	48,920,000
PDF Solutions, Inc.[1]	1,000,000	11,660,000
PVA TePla AG1,3	1,723,811	31,691,985
STMicroelectronics NV	1,000,000	22,192,446
Synaptics, Inc.[1]	500,000	22,865,000
Veeco Instruments, Inc.[1,3]	4,000,000	68,000,000
		1,018,395,907
Software—8.2%
BlackBerry Ltd.[1]	4,000,000	46,000,000
Blue Prism Group plc[1]	3,000,000	58,923,158
EVR Holdings plc[1]	37,500,000	6,102,787
FireEye, Inc.[1]	3,000,000	50,790,000
Frontier Developments plc[1]	1,000,000	18,485,205
Globant SA1	300,000	15,462,000
Manhattan Associates, Inc.[1]	1,000,000	41,880,000
Nintendo Co. Ltd.	400,000	178,366,834
PTC, Inc.[1]	1,200,000	93,612,000

15        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Software (Continued)
Red Hat, Inc.[1]	600,000	$89,706,000
Rovio Entertainment OYJ[1,2]	2,401,035	14,354,332
SDL plc	2,000,000	11,513,183
Tableau Software, Inc., Cl. A1	200,000	16,164,000
WANdisco plc[1,3]	5,835,399	68,860,336
Zendesk, Inc.[1]	600,000	28,722,000
		738,941,835
Technology Hardware, Storage & Peripherals—1.4%
3D Systems Corp.[1,3]	8,000,000	92,720,000
Tobii AB1	3,000,000	11,595,702
Xaar plc[3]	4,000,000	18,845,921
		123,161,623
Materials—3.4%
Chemicals—2.3%
Croda International plc	482,758	30,979,222
Novozymes AS, Cl. B	1,500,000	77,677,647
Symrise AG	500,000	40,260,163
Toray Industries, Inc.	3,000,000	28,492,982
Umicore SA	600,000	31,830,088
		209,240,102
Containers & Packaging—0.5%
Sealed Air Corp.	1,000,000	42,790,000

Metals & Mining—0.6%
thyssenkrupp AG	2,000,000	52,160,185

Telecommunication Services—0.7%
Wireless Telecommunication Services—0.7%
Masmovil Ibercom SA1	450,000	66,558,118
Total Common Stocks (Cost $5,587,934,292)		8,731,901,855

		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Exchange-Traded Options Purchased—1.6%
PowerShares QQQ Trust, Series 1 Exchange Traded Fund Put[1]	USD	155.000	1/18/19	USD 1,120,910	USD 70	65,800,000
PowerShares QQQ Trust, Series 1 Exchange Traded Fund Put[1]	USD	135.000	1/18/19	USD 1,120,910	USD 70	35,700,000
S&P 500 Index Put[1]	USD	2,275.000	12/21/18	USD 2,112,696	USD 8	47,640,000
Total Exchange-Traded Options Purchased (Cost $210,459,711)						149,140,000

16        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value
Investment Company—3.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[3,4] (Cost $277,791,247)	277,791,247	$277,791,247
Total Investments, at Value (Cost $6,076,185,250)	101.2%	9,158,833,102
Net Other Assets (Liabilities)	(1.2)	(105,773,468)
Net Assets	100.0%	$9,053,059,634

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $136,190,398 or 1.50% of the Fund’s net assets at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2017	Gross Additions	Gross Reductions	Shares March 31, 2018
3D Systems Corp.	2,000,000	6,000,000	—	8,000,000
Arrowhead Pharmaceuticals, Inc.	3,000,000	4,800,000	—	7,800,000
Basler AG	—	200,000	—	200,000
BasWare OYJ	500,000	500,000	—	1,000,000
Biocartis NV	—	2,600,000	—	2,600,000
Boozt AB	—	3,000,000	—	3,000,000
Consort Medical plc	2,856,109	—	—	2,856,109
Iconix Brand Group, Inc.	6,000,000	—	—	6,000,000
IQE plc	—	68,505,887	—	68,505,887
Nektar Therapeutics, Cl. A	24,225,000	—	13,630,320	10,594,680
Next Biometrics Group AS	660,000	327,583	—	987,583
Oppenheimer Institutional
Government Money Market Fund, Cl. E	16,324,804	1,291,832,861	1,030,366,418	277,791,247
PVA TePla AG	—	1,723,811	—	1,723,811
SLM Solutions Group AG	1,200,000	800,000	—	2,000,000
Veeco Instruments, Inc.	—	4,000,000	—	4,000,000
WANdisco plc	5,276,000	559,399	—	5,835,399
Xaar plc	4,000,000	—	—	4,000,000

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
3D Systems Corp.	$92,720,000	$—	$—	$1,469,159
Arrowhead Pharmaceuticals, Inc.	56,238,000	—	—	23,361,262
Basler AG	42,631,001	—	—	(3,246,721)
BasWare OYJ	53,837,125	—	—	3,235,968
Biocartis NV	39,126,239	—	—	1,020,954
Boozt AB	26,720,746	—	—	(187,506)
Consort Medical plc	44,881,144	295,049	—	3,276,969
Iconix Brand Group, Inc.	6,660,000	—	—	(27,480,000)
IQE plc	123,808,456	—	—	6,046,986
Nektar Therapeutics, Cl. A	1,125,790,697	—	515,164,830	736,036,405

17        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Next Biometrics Group AS	$4,842,596	$—	$—	$ (934,848)
Oppenheimer Institutional Government Money Market Fund, Cl. E	277,791,247	850,459	—	—
PVA TePla AG	31,691,985	—	—	11,141,442
SLM Solutions Group AG	79,201,324	—	—	(12,421,837)
Veeco Instruments, Inc.	68,000,000	—	—	1,681,752
WANdisco plc	68,860,336	—	—	7,790,144
Xaar plc	18,845,921	—	—	(5,035,623)

Total	$2,161,646,817	$1,145,508	$515,164,830	$ 745,754,506

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$4,300,813,143	47.0%
Japan	1,142,291,722	12.5
United Kingdom	944,214,032	10.3
Germany	693,690,726	7.6
Denmark	459,604,503	5.0
France	281,118,369	3.1
Italy	236,266,234	2.6
Spain	209,732,868	2.3
Sweden	132,605,850	1.4
Belgium	132,572,485	1.4
Norway	128,473,108	1.4
Finland	123,467,970	1.3
Luxembourg	105,723,472	1.2
Israel	91,830,000	1.0
Canada	46,000,000	0.5
China	45,880,000	0.5
Portugal	33,540,959	0.4
New Zealand	28,815,215	0.3
Switzerland	22,192,446	0.2
Total	$9,158,833,102	100.0%

See accompanying Notes to Financial Statements.

18        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $4,970,431,186)	$6,997,186,285
Affiliated companies (cost $1,105,754,064)	2,161,646,817
9,158,833,102
Cash	52,039,325
Cash—foreign currencies (cost $8,497,829)	8,482,577
Receivables and other assets:
Shares of beneficial interest sold	32,897,736
Dividends	6,705,474
Other	381,624
Total assets	9,259,339,838
Liabilities

Payables and other liabilities:

Investments purchased	190,582,011

Shares of beneficial interest redeemed	13,753,625

Distribution and service plan fees	1,162,978

Trustees’ compensation	538,913

Shareholder communications	15,674

Other	227,003

Total liabilities	206,280,204
Net Assets	$9,053,059,634

Composition of Net Assets

Par value of shares of beneficial interest	$121,879

Additional paid-in capital	5,441,816,233

Accumulated net investment loss	(49,331,753)

Accumulated net realized gain on investments and foreign currency transactions	577,572,464

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,082,880,811

Net Assets	$9,053,059,634

19        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $4,294,149,937 and 57,275,707 shares of beneficial interest outstanding)	$74.97

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$79.54

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,999,277 and 75,648 shares of beneficial interest outstanding)	$66.09

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $913,775,865 and 13,806,413 shares of beneficial interest outstanding)	$66.18

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $ 1,144,601,338 and 15,018,124 shares of beneficial interest outstanding)	$76.21

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $263,649,202 and 3,656,181 shares of beneficial interest outstanding)	$72.11

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $ 2,431,884,015 and 32,046,885 shares of beneficial interest outstanding)	$75.89

See accompanying Notes to Financial Statements.

20        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF

OPERATIONS For the Six Months Ended March 31, 2018 Unaudited

Investment Income
Dividends:

Unaffiliated companies (net of foreign withholding taxes of $2,924,171)	$21,515,671

Affiliated companies	1,145,508

Interest	362,983

Total investment income	23,024,162
Expenses
Management fees	24,721,606

Distribution and service plan fees:

Class A	4,509,688

Class B	42,689

Class C	3,911,633

Class R	575,252

Transfer and shareholder servicing agent fees:

Class A	3,830,483

Class B	9,010

Class C	809,045

Class I	133,136

Class R	238,597

Class Y	1,784,206

Shareholder communications:

Class A	21,134

Class B	541

Class C	3,439

Class I	4,701

Class R	538

Class Y	5,703

Borrowing fees	109,853

Custodian fees and expenses	87,413

Trustees’ compensation	51,471

Other	89,761

Total expenses	40,939,899

Less waivers and reimbursements of expenses	(281,684)

Net expenses	40,658,215
Net Investment Loss	(17,634,053)

21        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF

OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:

Investment transactions in:

Unaffiliated companies	$51,993,416

Affiliated companies	515,164,830

Foreign currency transactions	(120,052)

Net realized gain	567,038,194

Net change in unrealized appreciation/depreciation on:

Investment transactions in:

Unaffiliated companies	244,699,285

Affiliated companies	745,754,506

Translation of assets and liabilities denominated in foreign currencies	165,369

Net change in unrealized appreciation/depreciation	990,619,160
Net Increase in Net Assets Resulting from Operations	$1,540,023,301

See accompanying Notes to Financial Statements.

22        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
Operations

Net investment loss	$(17,634,053)	$(20,632,359)

Net realized gain	567,038,194	238,030,156

Net change in unrealized appreciation/depreciation	990,619,160	1,018,479,306

Net increase in net assets resulting from operations	1,540,023,301	1,235,877,103
Dividends and/or Distributions to Shareholders

Dividends from net investment income:

Class A	—	(6,341,952)

Class B	—	—

Class C	—	—

Class I	—	(869,379)

Class R	—	(153,977)

Class Y	—	(3,223,850)
	—	(10,589,158)

Distributions from net realized gain:

Class A	(81,359,710)	(171,785,186)

Class B	(242,438)	(1,513,021)

Class C	(19,404,043)	(36,239,637)

Class I	(18,407,270)	(9,011,793)

Class R	(5,250,874)	(9,337,663)

Class Y	(35,315,115)	(42,595,721)
	(159,979,450)	(270,483,021)
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:

Class A	501,393,984	9,385,732

Class B	(8,894,992)	(14,284,268)

Class C	120,568,716	67,479,218

Class I	316,337,488	470,463,581

Class R	19,701,674	42,236,538

Class Y	875,318,334	494,405,602

	1,824,425,204	1,069,686,403
Net Assets

Total increase	3,204,469,055	2,024,491,327

Beginning of period	5,848,590,579	3,824,099,252

End of period (including accumulated net investment loss of $49,331,753 and $31,697,700, respectively)	$9,053,059,634	$ 5,848,590,579

See accompanying Notes to Financial Statements.

23        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$61.40	$50.76	$39.42	$38.67	$38.11	$29.80
Income (loss) from investment operations:
Net investment loss[1]	(0.18)	(0.23)	(0.17)	(0.27)	(0.07)	(0.07)
Net realized and unrealized gain	15.34	14.49	11.81	1.13	0.63	8.71
Total from investment operations	15.16	14.26	11.64	0.86	0.56	8.64
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.13)	(0.05)	(0.11)	0.00	(0.33)
Distributions from net realized gain	(1.59)	(3.49)	(0.25)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.59)	(3.62)	(0.30)	(0.11)	0.00	(0.33)
Net asset value, end of period	$74.97	$61.40	$50.76	$39.42	$38.67	$38.11

Total Return, at Net Asset Value[2]	25.02%	30.48%	29.66%	2.22%	1.47%	29.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,294,150	$3,085,024	$2,529,288	$2,118,295	$2,293,999	$2,192,080
Average net assets (in thousands)	$3,735,053	$2,689,282	$2,281,847	$2,299,089	$2,422,818	$1,896,481
Ratios to average net assets:[3]
Net investment loss	(0.50)%	(0.43)%	(0.39)%	(0.66)%	(0.17)%	(0.23)%
Expenses excluding specific expenses listed below	1.13%	1.17%	1.18%	1.18%	1.17%	1.21%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	1.13%	1.17%	1.18%	1.18%	1.17%	1.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%	1.15%	1.18%[6]	1.18%[6]	1.17%[6]	1.21%[6]
Portfolio turnover rate	13%	18%	26%	16%	16%	27%

24        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.13%
Year Ended September 30, 2017	1.17%
Year Ended September 30, 2016	1.18%
Year Ended September 30, 2015	1.18%
Year Ended September 30, 2014	1.17%
Year Ended September 30, 2013	1.21%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$54.50	$45.66	$35.71	$35.21	$34.98	$27.32
Income (loss) from investment operations:
Net investment loss[1]	(0.41)	(0.57)	(0.47)	(0.53)	(0.38)	(0.33)
Net realized and unrealized gain	13.59	12.90	10.67	1.03	0.61	8.02
Total from investment operations	13.18	12.33	10.20	0.50	0.23	7.69
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	(0.03)
Distributions from net realized gain	(1.59)	(3.49)	(0.25)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.59)	(3.49)	(0.25)	0.00	0.00	(0.03)
Net asset value, end of period	$66.09	$54.50	$45.66	$35.71	$35.21	$34.98

Total Return, at Net Asset Value[2]	24.54%	29.47%	28.68%	1.42%	0.66%	28.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,999	$12,079	$23,917	$34,617	$57,192	$79,296
Average net assets (in thousands)	$8,533	$16,688	$28,303	$45,754	$71,794	$76,488
Ratios to average net assets:[3]
Net investment loss	(1.35)%	(1.22)%	(1.19)%	(1.43)%	(1.04)%	(1.14)%
Expenses excluding specific expenses listed below	1.91%	1.93%	1.94%	1.94%	2.01%	2.27%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	1.91%	1.93%	1.94%	1.94%	2.01%	2.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.91%	1.94%[6]	1.94%[6]	1.99%	2.14%
Portfolio turnover rate	13%	18%	26%	16%	16%	27%

26        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.91%
Year Ended September 30, 2017	1.93%
Year Ended September 30, 2016	1.94%
Year Ended September 30, 2015	1.94%
Year Ended September 30, 2014	2.01%
Year Ended September 30, 2013	2.27%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

27        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$54.57	$45.72	$35.75	$35.24	$34.99	$27.39
Income (loss) from investment operations:
Net investment loss[1]	(0.39)	(0.56)	(0.45)	(0.52)	(0.34)	(0.29)
Net realized and unrealized gain	13.59	12.90	10.67	1.03	0.59	8.02
Total from investment operations	13.20	12.34	10.22	0.51	0.25	7.73
Dividends and/or distributions to shareholders: Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	(0.13)
Distributions from net realized gain	(1.59)	(3.49)	(0.25)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.59)	(3.49)	(0.25)	0.00	0.00	(0.13)
Net asset value, end of period	$66.18	$54.57	$45.72	$35.75	$35.24	$34.99

Total Return, at Net Asset Value[2]	24.54%	29.47%	28.71%	1.45%	0.72%	28.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$913,776	$648,270	$475,199	$385,550	$420,778	$392,294
Average net assets (in thousands)	$789,005	$533,915	$421,487	$416,534	$438,648	$342,250
Ratios to average net assets:3
Net investment loss	(1.26)%	(1.18)%	(1.14)%	(1.41)%	(0.93)%	(0.98)%
Expenses excluding specific expenses listed below	1.88%	1.92%	1.94%	1.94%	1.92%	1.97%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	1.88%	1.92%	1.94%	1.94%	1.92%	1.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.91%	1.94%[6]	1.94%[6]	1.92%[6]	1.97%[6]
Portfolio turnover rate	13%	18%	26%	16%	16%	27%

28        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.88%
Year Ended September 30, 2017	1.92%
Year Ended September 30, 2016	1.94%
Year Ended September 30, 2015	1.94%
Year Ended September 30, 2014	1.92%
Year Ended September 30, 2013	1.97%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

29        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$62.26	$51.43	$39.93	$39.18	$38.45	$30.07
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	0.00[2]	0.02	(0.09)	0.13	0.03
Net realized and unrealized gain	15.57	14.66	11.97	1.13	0.60	8.82
Total from investment operations	15.54	14.66	11.99	1.04	0.73	8.85
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.34)	(0.24)	(0.29)	0.00	(0.47)
Distributions from net realized gain	(1.59)	(3.49)	(0.25)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.59)	(3.83)	(0.49)	(0.29)	0.00	(0.47)
Net asset value, end of period	$76.21	$62.26	$51.43	$39.93	$39.18	$38.45

Total Return, at Net Asset Value[3]	25.28%	31.01%	30.21%	2.67%	1.90%	29.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,144,602	$662,176	$127,643	$69,700	$55,279	$32,235
Average net assets (in thousands)	$894,534	$225,454	$89,556	$67,065	$48,088	$20,251
Ratios to average net assets:[4]
Net investment income (loss)	(0.08)%	0.01%	0.04%	(0.21)%	0.32%	0.10%
Expenses excluding specific expenses listed below	0.71%	0.73%	0.75%	0.75%	0.74%	0.76%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	0.71%	0.73%	0.75%	0.75%	0.74%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%[7]	0.73%[7]	0.75%[7]	0.75%[7]	0.74%[7]	0.76%[7]
Portfolio turnover rate	13%	18%	26%	16%	16%	27%

30        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	0.71%
Year Ended September 30, 2017	0.73%
Year Ended September 30, 2016	0.75%
Year Ended September 30, 2015	0.75%
Year Ended September 30, 2014	0.74%
Year Ended September 30, 2013	0.76%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

31        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$59.18	$49.10	$38.19	$37.46	$37.02	$28.96
Income (loss) from investment operations:
Net investment loss[1]	(0.26)	(0.35)	(0.27)	(0.36)	(0.18)	(0.18)
Net realized and unrealized gain	14.78	13.98	11.43	1.09	0.62	8.47
Total from investment operations	14.52	13.63	11.16	0.73	0.44	8.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.06)	0.00	0.00	0.00	(0.23)
Distributions from net realized gain	(1.59)	(3.49)	(0.25)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.59)	(3.55)	(0.25)	0.00	0.00	(0.23)
Net asset value, end of period	$72.11	$59.18	$49.10	$38.19	$37.46	$37.02

Total Return, at Net Asset Value[2]	24.86%	30.15%	29.34%	1.95%	1.19%	28.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$263,649	$199,696	$123,310	$85,548	$91,043	$99,915
Average net assets (in thousands)	$232,413	$156,671	$100,670	$91,765	$101,911	$90,808
Ratios to average net assets:[3]
Net investment loss	(0.76)%	(0.67)%	(0.64)%	(0.91)%	(0.46)%	(0.57)%
Expenses excluding specific expenses listed below	1.38%	1.42%	1.44%	1.43%	1.45%	1.56%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	1.38%	1.42%	1.44%	1.43%	1.45%	1.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.37%	1.41%	1.44%[6]	1.43%[6]	1.45%[6]	1.56%[6]
Portfolio turnover rate	13%	18%	26%	16%	16%	27%

32        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.38%
Year Ended September 30, 2017	1.42%
Year Ended September 30, 2016	1.44%
Year Ended September 30, 2015	1.43%
Year Ended September 30, 2014	1.45%
Year Ended September 30, 2013	1.56%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

33        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$62.05	$51.28	$39.82	$39.07	$38.40	$30.04
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.08)	(0.09)	(0.06)	(0.17)	0.04	0.01
Net realized and unrealized gain	15.51	14.61	11.92	1.13	0.63	8.77
Total from investment operations	15.43	14.52	11.86	0.96	0.67	8.78
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.26)	(0.15)	(0.21)	0.00	(0.42)
Distributions from net realized gain	(1.59)	(3.49)	(0.25)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.59)	(3.75)	(0.40)	(0.21)	0.00	(0.42)
Net asset value, end of period	$75.89	$62.05	$51.28	$39.82	$39.07	$38.40

Total Return, at Net Asset Value[2]	25.17%	30.79%	29.98%	2.46%	1.75%	29.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,431,884	$1,241,346	$544,742	$360,040	$409,448	$308,513
Average net assets (in thousands)	$1,753,774	$919,307	$422,088	$399,477	$405,921	$252,615
Ratios to average net assets:[3]
Net investment income (loss)	(0.23)%	(0.16)%	(0.14)%	(0.41)%	0.10%	0.04%
Expenses excluding specific expenses listed below	0.88%	0.92%	0.94%	0.94%	0.92%	0.95%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	0.88%	0.92%	0.94%	0.94%	0.92%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.87%	0.91%	0.94%[6]	0.94%[6]	0.92%[6]	0.95%[6]
Portfolio turnover rate	13%	18%	26%	16%	16%	27%

34        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	0.88%
Year Ended September 30, 2017	0.92%
Year Ended September 30, 2016	0.94%
Year Ended September 30, 2015	0.94%
Year Ended September 30, 2014	0.92%
Year Ended September 30, 2013	0.95%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

35        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Global Opportunities Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from

36        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

2. Significant Accounting Policies (Continued)

changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their

37        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net

38        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

2. Significant Accounting Policies (Continued)

realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,076,185,266
Federal tax cost of other investments	8,497,829

Total federal tax cost	$6,084,683,095

Gross unrealized appreciation	$3,693,391,547
Gross unrealized depreciation	(610,510,752)

Net unrealized appreciation	$3,082,880,795

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

39        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about

40        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

3. Securities Valuation (Continued)

assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$294,401,000	$1,132,011,957	$—	$1,426,412,957
Consumer Staples	84,000,000	315,790,157	—	399,790,157
Financials	—	276,047,148	—	276,047,148
Health Care	1,616,025,697	1,017,070,321	—	2,633,096,018
Industrials	370,303,199	523,083,655	—	893,386,854
Information Technology	1,697,495,000	1,034,925,316	—	2,732,420,316
Materials	42,790,000	261,400,287	—	304,190,287
Telecommunication Services	—	66,558,118	—	66,558,118
Exchange-Traded Options Purchased	149,140,000	—	—	149,140,000
Investment Company	277,791,247	—	—	277,791,247

Total Assets	$4,531,946,143	$4,626,886,959	$—	$9,158,833,102

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(30,067,536)	$30,067,536
Health Care	(30,398,468)	30,398,468
Information Technology	(58,858,620)	58,858,620

Total Assets	$(119,324,624)	$119,324,624

* Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined base on observable market information other than quoted prices from an active market due to the lac of available unadjusted quoted prices.

41        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

42        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

43        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as

44        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

6. Use of Derivatives (Continued)

unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $89,147,857 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. During the period, the Fund had no written options outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

45        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

46        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

6. Use of Derivatives (Continued)

	Asset Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Equity contracts	Investments, at value	$149,140,000	*

*Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*
Equity contracts	$(19,787,866)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	11,462,848	$818,499,848	12,845,036	$689,529,029
Dividends and/or distributions reinvested	1,171,206	78,014,043	3,664,535	168,641,915
Redeemed	(5,606,038)	(395,119,907)	(16,090,664)	(848,785,212)
Net increase	7,028,016	$501,393,984	418,907	$9,385,732

Class B
Sold	6,880	$413,687	36,492	$1,676,378
Dividends and/or distributions reinvested	4,113	242,117	36,050	1,481,645
Redeemed	(156,990)	(9,550,796)	(374,698)	(17,442,291)
Net decrease	(145,997)	$(8,894,992)	(302,156)	$(14,284,268)

Class C
Sold	2,711,888	$170,101,456	3,206,848	$154,804,246
Dividends and/or distributions reinvested	321,479	18,947,953	825,299	33,961,054
Redeemed	(1,107,043)	(68,480,693)	(2,546,846)	(121,286,082)
Net increase	1,926,324	$120,568,716	1,485,301	$67,479,218

47        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class I
Sold	5,307,465	$384,262,843	8,550,974	$493,648,356
Dividends and/or distributions reinvested	271,883	18,387,430	210,880	9,810,127
Redeemed	(1,196,402)	(86,312,785)	(608,443)	(32,994,902)
Net increase	4,382,946	$316,337,488	8,153,411	$470,463,581

Class R
Sold	847,778	$57,717,570	1,554,429	$79,709,586
Dividends and/or distributions reinvested	78,463	5,031,063	200,888	8,929,478
Redeemed	(644,422)	(43,046,959)	(892,117)	(46,402,526)
Net increase	281,819	$19,701,674	863,200	$42,236,538

Class Y
Sold	14,256,116	$1,034,921,742	19,224,392	$1,050,284,787
Dividends and/or distributions reinvested	468,415	31,557,108	896,719	41,625,712
Redeemed	(2,682,793)	(191,160,516)	(10,738,468)	(597,504,897)
Net increase	12,041,738	$875,318,334	9,382,643	$494,405,602

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$ 2,421,659,107	$ 895,107,869

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1.0 billion	0.69
Next $1.5 billion	0.67
Next $2.5 billion	0.65
Over $6.0 billion	0.63

The Fund’s effective management fee for the reporting period was 0.67% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the

48        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	25,972
Accumulated Liability as of March 31, 2018	223,967

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees

49        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
March 31, 2018	$859,342	$—	$1,942	$35,211	$—

50        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

9. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$126,533
Class B	389
Class C	26,706
Class R	7,984
Class Y	53,929

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $66,143 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

51        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

52        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Opportunities Fund	12/7/17	0.0%	100.0%	0.0%

53        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

Beth Ann Brown, Trustee

Edmund P. Giambastiani, Jr., Trustee

Elizabeth Krentzman, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Daniel Vandivort, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Frank Jennings, Vice President

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Foxson, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money

Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

54        OPPENHEIMER GLOBAL OPPORTUNITIES FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

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We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0215.001.0318 May 25, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)        (1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Opportunities Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018
By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/18/2018